UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.               )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FMI Common Stock Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FMI COMMON STOCK FUND, INC.

100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI  53202

October 11, 2013

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of shareholders of the FMI Common Stock Fund (the “Fund”) to be held at 10:00 a.m. (Central Time), Monday, November 25, 2013, at the offices of FMI Common Stock Fund, Inc. (the “Corporation”) located at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202.  At this meeting, shareholders of the FMI Common Stock Fund are being asked to approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the FMI Common Stock Fund to a new series of FMI Funds, Inc. known as the FMI Common Stock Fund (the “New Fund”), in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the FMI Common Stock Fund to its shareholders in complete liquidation of the FMI Common Stock Fund.

The proposed reorganization arises from the desire of the Board of Directors of FMI Common Stock Fund, Inc. and FMI Funds, Inc. (the “Board”) to simplify the corporate structure of the funds that the Board oversees by eliminating FMI Common Stock Fund, Inc. as a stand-alone Wisconsin corporation, with the FMI Common Stock Fund being reorganized so that it is a series of FMI Funds, Inc.  Following the reorganization, all of the funds that the Board oversees will be series of FMI Funds, Inc.  The Board believes that the proposal to reorganize the FMI Common Stock Fund is in the best interests of FMI Common Stock Fund shareholders, and the Board recommends that FMI Common Stock Fund shareholders vote in favor of the proposal to approve the Agreement and Plan of Reorganization.

The question and answer section of the accompanying Proxy Statement briefly discusses the proposal, while the Proxy Statement itself provides greater detail about the proposal.  Please review and consider the matters carefully.

The Board has unanimously approved the proposal, and recommends that you vote in favor of the proposal.

Whether or not you plan to attend the special meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided.  You also may vote by toll-free telephone or by Internet according to the instructions noted on the enclosed proxy card.

Thank you for investing in the Fund and for your continuing support.

Sincerely,

/s/Ted D. Kellner

Ted D. Kellner
President

FMI COMMON STOCK FUND, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders of the FMI Common Stock Fund (the “Fund”), a series of FMI Common Stock Fund, Inc., a Wisconsin corporation (the “Corporation”), will be held on Monday, November 25, 2013, at 10:00 a.m. (Central Time) at the offices of the Corporation located at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202.

The meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the meeting or any adjournment or postponement thereof:

A proposal to approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the FMI Common Stock Fund to a new series of FMI Funds, Inc. known as the FMI Common Stock Fund (the “New Fund”), in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the FMI Common Stock Fund to its shareholders in complete liquidation of the FMI Common Stock Fund.

The Board of Directors recommends that shareholders of the FMI Common Stock Fund vote FOR the Agreement and Plan of Reorganization.

Only shareholders of record at the close of business on October 2, 2013, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting To Be Held on November 25, 2013:

The Proxy Statement and a copy of the Fund’s most recent annual and semi-annual reports to shareholders are available at www.fiduciarymgt.com/fmifunds/2013/specialmeeting_fmimx.

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Your Vote is Important.
Please return your proxy card promptly or vote by toll-free telephone or via the internet in accordance with the instructions on the enclosed proxy card.

We urge you to submit your proxy as soon as possible.  You can do this in one of three ways by:  (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number or (3) using the Internet.  If your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct them to vote your shares.  Your prompt voting by proxy will help assure a quorum at the special meeting and avoid additional expenses associated with further solicitation.

By Order of the Board of Directors,

/s/John S. Brandser

John S. Brandser
Secretary

Milwaukee, Wisconsin
October 11, 2013

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Questions and Answers

We encourage you to read the full text of the enclosed Proxy Statement, but, for your convenience, we have provided a brief overview of the proposal.

Q.	Why am I receiving this Proxy Statement?

A.
Shareholders of the FMI Common Stock Fund are being asked to approve a proposed reorganization (the “Reorganization”) of the FMI Common Stock Fund into a series of FMI Funds, Inc. known as the FMI Common Stock Fund (the “New Fund”), subject to the terms and conditions of the Agreement and Plan of Reorganization (the “Reorganization Plan”).  A copy of the Reorganization Plan is attached hereto as Annex A and incorporated herein by reference.  The Reorganization arises from the desire of the Board of Directors of FMI Common Stock Fund, Inc. and FMI Funds, Inc. (the “Board”) to simplify the corporate structure of the funds that the Board oversees by eliminating FMI Common Stock Fund, Inc. as a stand-alone Wisconsin corporation, with the FMI Common Stock Fund being reorganized so that it is a series of FMI Funds, Inc.  Following the Reorganization, all of the funds that the Board oversees will be series of FMI Funds, Inc.

Q.	How does the Reorganization affect the FMI Common Stock Fund?

A.
Pursuant to the Reorganization, the FMI Common Stock Fund will transfer all of its assets and liabilities to the New Fund, a newly formed series of FMI Funds, Inc., in exchange for shares of the New Fund, and the FMI Common Stock Fund will distribute the shares of the New Fund that it receives pro rata to its shareholders in complete liquidation of the FMI Common Stock Fund.

Q.	Will the fees of the New Fund be the same as the FMI Common Stock Fund?

A.
The advisory fee that the New Fund and the FMI Common Stock Fund pay is the same, 1.00%.  The fees that the New Fund pays to its other service providers are the same as the fees that the FMI Common Stock Fund pays to its service providers.  See “Comparison of Current Fees and Expenses” in the Proxy Statement.

Q.	How does the New Fund compare to the FMI Common Stock Fund?

A.
The New Fund has the same investment objective and the same investment strategies as the FMI Common Stock Fund.  In addition, the day-to-day management of the New Fund’s investment portfolio will be the same as the day-to-day management of the FMI Common Stock Fund because the current portfolio managers of the FMI Common Stock Fund are the portfolio managers of the New Fund.

Q.	What will happen if shareholders do not approve the Reorganization?

A.
If the Reorganization and the Reorganization Plan is not approved by shareholders, the Board will consider what further action to take, including adjourning the special meeting and making a reasonable effort to solicit support for the proposal.  If, after additional proxy solicitation, the proposal is not approved, the Board will consider what other action is appropriate and in the best interests of shareholders.

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Q.	How does the Board recommend that I vote?

A.
After careful consideration, the Board, the majority of whom are not “interested persons” of FMI Common Stock Fund, Inc. as defined in the Investment Company Act of 1940, recommends that you vote FOR the Reorganization and the Reorganization Plan.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. Fiduciary Management, Inc. has agreed to pay for the costs related to the Reorganization.

Q.	How can I vote my shares?

A.	You may choose from one of the following options, as described in more detail on the proxy card:

•	By mail, using the enclosed proxy card and return envelope;
•	By telephone, using the toll-free number on your proxy card;
•	Through the Internet, using the website address on your proxy card; or
•	In person at the shareholder meeting.

If your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, your broker, nominee, fiduciary or other custodian will send you a full meeting package including a voting instruction form to vote your shares.  Your broker, nominee, fiduciary or other custodian may permit you to vote by the Internet or by telephone.  You may not vote in person at the shareholder meeting unless you first obtain a proxy issued in your name from your broker, nominee, fiduciary or other custodian.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	Please call Fiduciary Management, Inc. at (414) 226-4545.

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FMI COMMON STOCK FUND, INC.

100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI 53202

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
November 25, 2013

General.  This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of FMI Common Stock Fund, Inc. (the “Corporation”) with respect to the FMI Common Stock Fund (the “Fund”).

The special meeting of shareholders will be held at the principal offices of the Corporation located at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, on Monday, November 25, 2013, at 10:00 a.m. (Central Time) and at any adjourned or postponed session thereof, for the purposes set forth in the enclosed notice of special meeting of shareholders (“Notice”).  It is expected that the Notice, this Proxy Statement and the Proxy Card will be mailed to shareholders on or about October 15, 2013.

Record Date/Shareholders Entitled to Vote.  If you owned shares of the Fund as of the close of business on October 2, 2013 (the “Record Date”), then you are entitled to vote at the special meeting (or any adjournments or postponements thereof).  You will be entitled to one vote per full share (and a fractional vote per fractional share) for each share you owned on the Record Date.

APPROVAL OF REORGANIZATION OF FMI COMMON STOCK FUND

Summary.  Shareholders of the FMI Common Stock Fund (the “Predecessor Fund”) are being asked to approve a proposed reorganization (the “Reorganization”) of the Predecessor Fund into a new series of FMI Funds, Inc. known as the FMI Common Stock Fund (the “New Fund”), subject to the terms and conditions of the Agreement and Plan of Reorganization (the “Reorganization Plan”).  A copy of the Reorganization Plan is attached hereto as Annex A and incorporated herein by reference.

On September 27, 2013, the Board of Directors of FMI Common Stock Fund, Inc. unanimously voted to approve the Reorganization and the Reorganization Plan, subject to approval by the shareholders of the Predecessor Fund.  The Reorganization arises from the desire of the Board of Directors of FMI Common Stock Fund, Inc. and FMI Funds, Inc. (the “Board”) to simplify the corporate structure of the funds that the Board oversees by eliminating FMI Common Stock Fund, Inc. as a stand-alone Wisconsin corporation, with the FMI Common Stock Fund being reorganized so that it is a series of FMI Funds, Inc.  Following the Reorganization, all of the funds that the Board oversees will be series of FMI Funds, Inc.

All of the assets of the Predecessor Fund will be transferred to the New Fund, and the New Fund would assume all liabilities of the Predecessor Fund in exchange for full and fractional shares of the New Fund (the “New Fund Shares”).  The New Fund Shares will be distributed to the shareholders of the Predecessor Fund in liquidation and termination of the Predecessor Fund.  Fiduciary Management, Inc. (“Fiduciary Management”) serves as the investment adviser to the Predecessor Fund and would serve as investment adviser to the New Fund.  The New Fund would commence operations upon the completion of the Reorganization.

The investment objective, principal investment strategies, and day-to-day portfolio management of the New Fund will be the same as the Predecessor Fund.

The Board believes that the simplified corporate structure will simplify its oversight of the funds the Board oversees and will reduce administrative expenses that arise from having two stand-alone corporations that are each registered with the Securities and Exchange Commission and each file reports with the Securities and Exchange Commission.  The Board also noted the expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

For a detailed discussion of the Board’s considerations, see the section titled “Board Consideration of the Reorganization.”

How Will The Reorganization Work?  Subject to the terms and conditions of the Reorganization Plan, the Reorganization will involve three steps:

•	the transfer of all the assets and liabilities of the Predecessor Fund to the New Fund in exchange for the New Fund Shares, having equivalent value to the net assets transferred;

•
the pro rata distribution of the New Fund Shares to the shareholders of record of the Predecessor Fund as of the effective date of the Reorganization in full redemption of all shares of the Predecessor Fund; and

•	the complete liquidation and termination of the Predecessor Fund.

As a result of the Reorganization, shareholders of the Predecessor Fund will hold the New Fund Shares.  The total value of the New Fund Shares that a shareholder will receive in the Reorganization will be the same as the total value of the shares of the Predecessor Fund (the “Predecessor Fund Shares”) held by the shareholder immediately before the Reorganization.  If approved by the shareholders of the Predecessor Fund, the Reorganization is expected to occur on or about November 29, 2013.

Are There any Differences in the Management Structure of the Predecessor Fund and the New Fund? No.  Fiduciary Management serves as the investment adviser to the Predecessor Fund, and Fiduciary Management would serve as the investment adviser to the New Fund.

Is Additional Information About the Predecessor Fund Available? Yes, the following additional information about the Predecessor Fund has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement:

•
Semi-Annual Report to Shareholders of the Predecessor Fund for the period ended March 31, 2013 and Annual Report to Shareholders of the Predecessor Fund for the fiscal year ended September 30, 2012, including the audited financial statements therein; and

•	Prospectus, Summary Prospectus and Statement of Additional Information, or SAI, for the Predecessor Fund, each dated January 31, 2013.

You may obtain a free copy of these documents, request other information or make general inquiries about the Predecessor Fund by calling the Corporation at 1-800-811-5311 (toll-free), by visiting http://www.fmifunds.com, or by writing to:

FMI Common Stock Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

You also may view or obtain these documents from the SEC:

In Person:    At the SEC’s Public Reference Room in Washington, D.C.

By Phone:    (202) 551-8090

By Mail:       Public Reference Room
                      Securities and Exchange Commission
                      100 F Street, NE
                      Washington, DC 20002

By Email:      publicinfo@sec.gov

Is Additional Information About the New Fund Available?  A prospectus for the New Fund accompanies this Proxy Statement.  The information in this prospectus is not complete and may be changed.  The New Fund may not sell its securities until its registration statement filed with the SEC is effective.  The prospectus is not an offer to sell the New Fund’s securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

What is the Effect of Voting “FOR” the Reorganization? By voting “FOR” the Reorganization and the Reorganization Plan, Predecessor Fund shareholders will be agreeing to become a shareholder of the New Fund.  As a result, you are agreeing to all of the features of the New Fund.

Comparison of Current Fees and Expenses. The following table describes the fees and expenses associated with holding the Predecessor Fund Shares and the New Fund Shares.  In particular, the tables compare the fee and expense information for the Predecessor Fund Shares as of the most recently completed fiscal year ended September 30, 2013, and the pro forma fees and expenses of the New Fund Shares following the Reorganization.  Pro forma expense ratios shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense ratios project anticipated asset and expense levels, but actual ratios may be greater or less than those shown.

	Predecessor Fund	New Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expense (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.19%	0.19%
Total Annual Fund Operating Expenses	1.19%	1.19%

This Example is intended to help you compare the cost of investing in the Predecessor Fund and the New Fund, on a pro forma basis, with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Predecessor Fund and the New Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the New Fund’s and the Predecessor Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Predecessor Fund	$121	$378	$654	$1,443
New Fund (Pro Forma)	$121	$378	$654	$1,443

Comparison of Investment Objective and Investment Strategies. The investment objective, principal investment strategies, and day-to-day portfolio management of the New Fund are the same as the Predecessor Fund.

Each Fund invests mainly in small- to medium-capitalization companies (namely, companies with less than $5 billion market capitalization) value stocks of companies listed or traded on a national securities exchange or on a national securities association.  Under normal market conditions, each Fund invests 80% of its net assets in common stocks, including for purposes of this limitation common stocks of foreign companies traded as American Depositary Receipts.

The New Fund will, however, have different fundamental and non-fundamental investment restrictions.  For more information regarding the investment restrictions of the Predecessor Fund and the New Fund, please see the section titled “Comparison of Investment Restrictions.”  Despite these differences, there will not be any differences between the current investment strategies of the Predecessor Fund and the investment strategies that the New Fund will pursue.

The following discussion describes the principal risks that may affect the New Fund.  These principal risks are equally applicable to the Predecessor Fund.  You will find additional descriptions of specific risks for the New Fund in the prospectus accompanying this Proxy Statement.  The risks below could affect the value of your investment, and because of these risks the New Fund is a suitable investment only for those investors who have long-term investment goals and a high tolerance for risk:

•
Stock Market Risk:  The prices of the securities in which the New Fund invests may decline for a number of reasons.  The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.  Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•
Medium Capitalization Companies Risk:  Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

•
Small Capitalization Companies Risk:  Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the New Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these stocks may underperform.

•
Value Investing Risk:  The New Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the New Fund holds may not reach what the portfolio managers believe are their full values.  From time to time “value” investing falls out of favor with investors.  During these periods, the New Fund’s relative performance may suffer.

•
Foreign Securities Risk:  Stocks of non-U.S. companies (whether directly or in American Depositary Receipts) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies.  The costs associated with securities transactions are often higher in foreign countries than the U.S.  The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the New Fund may be affected unfavorably by changes in foreign currency exchange rates.  An increase in the U.S. dollar relative to these other currencies will adversely affect the New Fund, if the positions are not fully hedged.  Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments.  Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies.  Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Comparison of Investment Restrictions.  The Predecessor Fund and the New Fund have adopted the investment restrictions identified below.  Some of these investment restrictions are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of:  (i) 67% of shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares.  The investment restrictions that are not fundamental policies may be changed by the Corporation’s Board of Directors without shareholder approval.

Fundamental Investment Restrictions.  A comparison of the Funds’ fundamental investment restrictions is provided below.  The fundamental investment restrictions of the Funds are similar, but the New Fund, in contrast to the Predecessor Fund, may engage in margin transactions, purchase shares of open-end investment companies, make investments for the purpose of exercising control, invest in companies in which directors or officers of the Corporation (or the Corporation’s investment adviser) serve as directors or officers or have a significant investment, invest in oil and gas related securities, and purchase securities that are secured by real estate.  In addition, the fundamental investment restrictions of the New Fund related to borrowing, senior securities, underwriting, commodities and loans permit the New Fund to invest within the limitations of the Investment Company Act of 1940.  This language allows the New Fund the flexibility to track any future changes in the relevant provisions of the Investment Company Act of 1940, the rules and regulations thereunder and applicable guidance and interpretations from regulatory authorities.

The New Fund’s investment strategies do not currently contemplate investments in the securities identified above where the New Fund has broader ability to invest than the Predecessor Fund, and the New Fund does not currently anticipate proposing any changes to such investment strategies to allow such investments.  Therefore, the flexibility provided by the New Fund’s broader fundamental investment restrictions is not expected to have a material effect on the New Fund. Risks related to these additional investment strategies are provided below.

Predecessor Fund	New Fund
The Predecessor Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options. The Predecessor Fund’s investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Predecessor Fund’s net assets. Included within such amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange, now known as NYSE MKT LLC.
The New Fund does not have an equivalent fundamental investment restriction, and may invest in such securities, subject to compliance with applicable laws.
The Predecessor Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its assets) for emergency or extraordinary purposes, and will not pledge any of its assets except to secure borrowings and only to an extent not greater than 10% of the value of the Predecessor Fund’s net assets.

The New Fund will not issue senior securities, except as permitted below or as permitted under the Investment Company Act of 1940.

The New Fund will not borrow money, except as permitted under the Investment Company Act of 1940.

The New Fund will not pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure permitted borrowings.

The Predecessor Fund will not lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid or not readily marketable securities will not exceed 10% of the Predecessor Fund’s total assets) and will not lend its portfolio securities.
The New Fund will not make loans except as permitted under the Investment Company Act of 1940.
The Predecessor Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Predecessor Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker’s commission and where as a result of such purchase the Predecessor Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Predecessor Fund’s assets, taken at current value, would be invested in securities of registered closed-end investment companies.
The New Fund does not have an equivalent fundamental investment restriction, and may invest in such securities, subject to compliance with applicable laws.
The Predecessor Fund will not make investments for the purpose of exercising control or management of any company.	The New Fund does not have an equivalent fundamental investment restriction, and may invest in such securities, subject to compliance with applicable laws.

Predecessor Fund	New Fund
The Predecessor Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Predecessor Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Predecessor Fund’s total assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the Predecessor Fund’s total assets may be invested without regard to these limitations.

The New Fund does not have an equivalent fundamental investment restriction.  However, the New Fund is subject to certain statutory diversification requirements that impose similar limitations on the New Fund.

The Predecessor Fund will not concentrate 25% or more of the value of its assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.

The New Fund will not invest 25% or more of its total assets at the time of purchase in any securities of issuers in one industry. United States government securities are excluded from this restriction.

The Predecessor Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Predecessor Fund or an officer, director or other affiliated person of its investment adviser.
The New Fund does not have an equivalent fundamental investment restriction, and may invest in such securities, subject to compliance with applicable laws.
The Predecessor Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Predecessor Fund, or directors, officers or other affiliated persons of its investment adviser beneficially own more than 1/2% of such company’s securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.
The New Fund does not have an equivalent fundamental investment restriction, and may invest in such securities, subject to compliance with applicable laws.
The Predecessor Fund will not act as an underwriter or distributor of securities other than shares of the Predecessor Fund and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

The New Fund will not act as an underwriter or distributor of securities other than shares of the New Fund (except to the extent that the New Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

The Predecessor Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.	The New Fund does not have an equivalent fundamental investment restriction, and may invest in such securities, subject to compliance with applicable laws.
The Predecessor Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.	The New Fund will not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein).
The Predecessor Fund will not purchase or sell commodities or commodities contracts or engage in arbitrage transactions.	The New Fund will not purchase or sell commodities, except as permitted by the Investment Company Act of 1940.

As noted above, the New Fund, in contrast to the Predecessor Fund, may engage in margin transactions, purchase shares of open-end investment companies, make investments for the purpose of exercising control, invest in companies in which directors or officers of the Corporation (or the Corporation’s investment adviser) serve as directors or officers or have a significant investment, invest in oil and gas related securities, and purchase securities that are secured by real estate.  In addition, the fundamental investment restrictions of the New Fund related to borrowing, senior securities, underwriting, commodities and loans permit the New Fund to invest within the limitations of the Investment Company Act of 1940.  With respect to such limits, the Predecessor Fund’s and the New Fund’s understanding of current law, rules, regulations, guidance and interpretations are set forth below.  Risks related to the New Fund’s broader fundamental investment restrictions are also set forth below.

Margin Transactions

Margin transactions involve the purchase of securities with money borrowed from a broker or elsewhere.  When a fund purchases securities on margin, it only pays part of the purchase price and borrows the remainder.  As a borrowing, a fund’s purchase of securities on margin is subject to the limitations and risks of borrowing (see a discussion below).  For example, to the extent that the New Fund purchases securities on margin, the positive or negative performance by the New Fund’s investments may be magnified.  Any decline in the value of securities purchased would cause the net asset value of the New Fund’s shares to decrease more rapidly than otherwise would be the case.  In addition, if the value of the securities purchased on margin decreases such that the New Fund’s borrowing with respect to the security exceeds the maximum permissible borrowing amount, the New Fund would be required to make margin payments.  The New Fund’s obligation to satisfy margin calls might require the New Fund to sell securities at an inappropriate time.

The New Fund does not currently expect to buy securities on margin.  Therefore, the absence of a fundamental investment restriction respecting margin transactionsis not expected to have a material effect on the New Fund, but would provide the New Fund with flexibility to buy securities on margin in the future, to the extent the Board determined such action could assist the New Fund in achieving its investment objectives and is consistent with the best interests of the New Fund and its shareholders.

Senior Securities, Borrowing and Pledging

The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.  Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets.

The Investment Company Act of 1940 requires every mutual fund to set forth a fundamental investment policy indicating the extent to which the fund may borrow money.  Under the Investment Company Act of 1940, a fund may borrow money from a bank for any purpose up to 33 1/3% of its total assets.

To limit the risks attendant to borrowing, the New Fund is required under the Investment Company Act of 1940 to maintain at all times an asset coverage of 300% of the amount of its borrowings. To the extent the New Fund borrows money, positive or negative performance by the New Fund’s investments may be magnified.  Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the New Fund’s shares to increase more rapidly than otherwise would be the case.  Conversely, any decline in the value of securities purchased would cause the net asset value of the New Fund’s shares to decrease more rapidly than otherwise would be the case.  Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk.  The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate the New Fund’s net investment income in any given period.

Pledging or otherwise encumbering New Fund assets entails certain risks.  For instance, the New Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the New Fund might not be able to recover some or all of the pledged assets.

With respect to senior securities and borrowing, the New Fund’s investment strategies do not currently contemplate the issuance of senior securities or borrowing for other than temporary or emergency purposes or for the clearance of transactions, and the New Fund does not currently anticipate proposing any changes to such investment strategies to allow the issuance of senior securities or increased borrowing.  With respect to pledging assets, the New Fund does not currently expect to engage in such transactions.

Therefore, these fundamental investment restrictions are not expected to have a material effect on the New Fund, but would provide the New Fund with flexibility to issue senior securities, increase its borrowing or pledge its assets in the future, to the extent the Board determined such actions could assist the New Fund in achieving its investment objectives and are consistent with the best interests of the New Fund and its shareholders.

Loans

Sections 8(b)(1)(G) and 13(a)(2) of the Investment Company Act of 1940 together require that a fund have a fundamental restriction relating to the making of loans to other persons.  In addition to a loan of cash, a loan may include certain transactions and investment-related practices under certain circumstances (e.g., lending portfolio securities, purchasing certain debt instruments and entering into repurchase agreements).  The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower.

The New Fund does not currently expect to make loans, including lending its portfolio securities.  Therefore, this fundamental investment restriction is not expected to have a material effect on the New Fund, but would provide the New Fund with flexibility to make loans, including lending its portfolio securities, in the future, to the extent the Board determined such action could assist the New Fund in achieving its investment objectives and is consistent with the best interests of the New Fund and its shareholders.

Other Investment Companies

The New Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the New Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the New Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the New Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the New Fund’s net assets would be invested in shares of registered investment companies; provided, however, that the New Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the Investment Company Act of 1940, including the requirement that the New Fund not pay any sales charge or service fee in connection with such investment.

Any investment in a registered investment company involves investment risk.  Additionally an investor could invest directly in the registered investment companies in which the New Fund invests.  By investing indirectly through the New Fund, an investor bears not only his or her proportionate share of the expenses of the New Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the New Fund invests.  An investor may also indirectly bear expenses paid by registered investment companies in which the New Fund invests related to the distribution of such registered investment company’s shares.

The New Fund does not currently expect to invest in other investment companies as part of its principal investment strategies.  Therefore, the absence of a fundamental investment restriction on investments in other investment companies is not expected to have a material effect on the New Fund, but would provide the New Fund with flexibility to invest in other investment companies in the future, to the extent the Board determined such action could assist the New Fund in achieving its investment objectives and is consistent with the best interests of the New Fund and its shareholders.

Investments for Control

The Investment Company Act of 1940 does not require, and applicable state law no longer requires a fund to adopt a fundamental investment restriction limiting the ability of the fund to invest in any company for the purpose of exercising control or management.  Even in the absence of such a fundamental investment restriction, there are other regulations, such as the Internal Revenue Code, that limit how much of a single issuer’s voting securities the New Fund may acquire.
The New Fund currently does not intend to make investments for the purpose of exercising control.  Therefore, the absence of a fundamental investment restriction on investing for control is not expected to have a material effect on the New Fund, but would provide the New Fund with flexibility to make such investments in the future, to the extent the Board determined such action could assist the New Fund in achieving its investment objectives and is consistent with the best interests of the New Fund and its shareholders.

Investments Where Conflict of Interests Exist

The New Fund may acquire securities issued by a company, an officer or director of which is an officer or director of the New Fund or an officer or director or other affiliated person of the New Fund’s investment adviser, and may acquire securities issued by a company where the directors or officers of the New Fund, or directors, officers or other affiliated persons of its investment adviser beneficially own more than 1/2% of such company’s securities and all of the above persons own more than 1/2% own together more than 5% of its securities (collectively “conflict of interest investments”).

Various provisions within the Investment Company Act of 1940 are intended to protect shareholders from potential issues arising from conflicts of interest investments that may arise in the course of the New Fund’s business activities, including its investment activities.  The New Fund intends to comply with these provisions, and the New Fund’s investment adviser, in light of its contractual and fiduciary obligations to the New Fund, seeks to identify and avoid conflicts of interests that could harm shareholders in the NewFund.

The New Fund currently does not intend to make conflict of interest investments.  Therefore, the absence of a fundamental investment restriction regarding conflict of interest investments is not expected to have a material effect on the New Fund, but would provide the New Fund with flexibility to make such investments in the future, to the extent the Board determined such action could assist the New Fund in achieving its investment objectives and is consistent with the best interests of the New Fund and its shareholders.

Underwriting

Sections 8(b)(1)(D) and 13(a)(2) of the Investment Company Act of 1940 together require that a fund have a fundamental investment restriction relating to the underwriting of securities.  Section 12(c) of the Investment Company Act of 1940 prohibits those funds that are diversified investment companies from making any underwriting commitments, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10 percent of the outstanding voting securities, exceeds 25 percent of the value of its total assets.

The New Fund does not currently expect to underwrite securities.  Therefore, this fundamental investment restriction is not expected to have a material effect on the New Fund, but would provide the New Fund with flexibility to underwrite securities in the future, to the extent the Board determined such action could assist the New Fund in achieving its investment objectives and is consistent with the best interests of the New Fund and its shareholders.

Oil, Gas and Other Mineral Programs

The Investment Company Act of 1940 and the rules and regulations thereunder do not require the New Fund to adopt a fundamental investment restriction with respect to oil, gas and mineral programs.  Investments in oil, gas and other mineral leases, rights or royalty contracts, and in securities which derive their value in part from such instruments entail certain risks, including price volatility, risks of political and social disturbances, and foreign risks such as the existence of multinational cartels and competition.

The New Fund does not currently expect to invest in oil, gas and other mineral leases, rights or royalty contracts, and in securities which derive their value in part from such instruments.  Therefore, the absence of a fundamental investment restriction regarding such investments is not expected to have a material effect on the New Fund, but would provide the New Fund with flexibility to invest in oil, gas and other mineral leases, rights or royalty contracts, and in securities which derive their value in part from such instruments in the future, to the extent the Board determined such action could assist the New Fund in achieving its investment objectives and is consistent with the best interests of the New Fund and its shareholders.

Real Estate Related Investments

The New Fund may invest in securities secured by real estate and in securities issued by companies that invest in real estate (collectively, “real estate related investments”).  Investments in real estate related investments are subject to risks related to the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates.

The New Fund does not currently expect to invest in real estate related investments.  Therefore, this fundamental investment restriction is not expected to have a material effect on the New Fund, but would provide the New Fund with flexibility to invest in real estate related investments  in the future, to the extent the Board determined such action could assist the New Fund in achieving its investment objectives and is consistent with the best interests of the New Fund and its shareholders.

Commodities

Sections 8(b)(1)(F) and 13(a)(2) of the Investment Company Act of 1940 together require that a fund have a fundamental restriction dealing with the purchase or sale of commodities.  The most common types of commodities are physical commodities.  These include currencies and bulk goods such as oil, cotton, wheat and metals.  Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under certain circumstances, also be considered to be commodities.  Mutual funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.

The New Fund would be permitted to purchase or sell physical commodities and contracts relating to physical commodities as permitted by the Investment Company Act of 1940 and as interpreted or, modified by regulatory authority having jurisdiction.  Currently, the Investment Company Act of 1940 does not prohibit investments in physical commodities or contracts related to physical commodities.  As a result, the New Fund would have the flexibility to invest in physical commodities and contracts related to physical commodities.  The New Fund’s limitation would also permit it to invest in securities, derivatives and other instruments backed by or linked to commodities of all types including physical commodities, other investment companies and other investment vehicles that invest in commodities or commodity linked investments.  As stated above, however, the New Fund will continue to be managed the same way the Predecessor Fund is managed.

If the New Fund were to invest in a commodity or a commodity related instrument, it would be subject to the additional risks of the particular commodity and its related market.  The value of commodities and commodity-related instruments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors.  The New Fund’s prospectus would be amended to disclose these risks prior to investing a material portion of the New Fund’s portfolio in commodities.  These risks include the risk that the market for some commodities may be illiquid.  Certain commodities markets may impose limits on the fluctuations permitted in contract prices during a single trading day, thereby preventing the prompt liquidation of commodities positions and potentially subjecting the New Fund to substantial losses.  Commodities positions may incur losses due to unanticipated market movements which are potentially unlimited.  A small investment in a commodity could have a potentially large negative impact on the New Fund’s performance.  Finally, there may be times when commodity contracts are difficult to value.

The New Fund does not currently expect to invest in physical commodities and contracts related to physical commodities.  Therefore, this fundamental investment restriction is not expected to have a material effect on the New Fund, but would provide the New Fund with flexibility to invest in physical commodities and contracts related to physical commodities in the future, to the extent the Board determined such action could assist the New Fund in achieving its investment objectives and is consistent with the best interests of the New Fund and its shareholders.

Non-Fundamental Investment Restrictions.  The Predecessor Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Board without shareholder approval, and the New Fund will adopt certain other investment restrictions which are not fundamental policies which may be changed by the Board without shareholder approval.  A comparison of these non-fundamental risks follows:

Predecessor Fund	New Fund
In accordance with the requirements of Rule 35d-1 under the Investment Company Act of 1940, it is a non-fundamental policy of the Fund to normally invest at least 80% of the value of its net assets in the particular type of investments suggested by the Fund’s name. This non-fundamental policy may be changed without shareholder approval. If the Fund’s Board of Directors determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior written notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold face type: “Important Notice Regarding Change in Investment Policy.” If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

In accordance with the requirements of Rule 35d-1 under the Investment Company Act of 1940, it is a non-fundamental policy of the Fund to normally invest at least 80% of the value of its net assets in the particular type of investments suggested by the Fund’s name. This non-fundamental policy may be changed without shareholder approval. If the Fund’s Board of Directors determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior written notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold face type: “Important Notice Regarding Change in Investment Policy.” If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

The Predecessor Fund had not adopted a formal non-fundamental investment policy related to illiquid securities.  However, the Predecessor Fund operated under a policy that did not allow it to invest more than 15% of the value of its net assets in illiquid securities.
The New Fund will not invest more than 15% of the value of its net assets in illiquid securities.
The Predecessor Fund does not have an express non-fundamental investment restriction on investing in other investment companies and may invest in securities of other investment companies as a non-principal investment strategy.  However, the Predecessor Fund is, by operation of law, generally subject to the same investment limitations as the New Fund with regard to investments in open-end investment companies.

The New Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the New Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the New Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the New Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the New Fund’s net assets would be invested in shares of registered investment companies; provided, however, that the New Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the Investment Company Act of 1940, including the requirement that the New Fund not pay any sales charge or service fee in connection with such investment.

Comparison of Investment Advisers, Advisory Fees and Service Providers.  The investment adviser, fees and service providers of the Predecessor Fund and the New Fund are the same.

Comparison of Business Structures.  Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund’s existence and operation.  State law and each fund’s governing documents create additional operating rules and restrictions that funds must follow.

The Corporation is a Wisconsin corporation, and FMI Funds, Inc. is organized as a Maryland corporation.  Each is governed by its respective organizational documents, as well as applicable state and federal law.

Terms of the Reorganization. At the effective time of the Reorganization and pursuant to the terms and conditions of the Reorganization Plan, the New Fund will acquire all of the assets and liabilities of the Predecessor Fund.  The New Fund will issue the number of full and fractional New Fund Shares determined by dividing the net value of all the assets of the Predecessor Fund by the net asset value of one share of the New Fund.  The Reorganization Plan provides the time for and method of determining the net value of the Predecessor Fund’s assets and the net asset value of a share of the New Fund.  To determine the valuation of the assets transferred by the Predecessor Fund and the number of New Fund Shares to be transferred, the parties will use the standard valuation methods used by the Predecessor Fund and the New Fund in determining daily net asset values.  There are no differences between the valuation procedures of the Predecessor Fund and the New Fund. The valuation will be calculated immediately prior to the closing of the Reorganization, which, if approved by shareholders of the Predecessor Fund, is expected to occur on or about November 29, 2013, and will be calculated at the time of day the Predecessor Fund and the New Fund ordinarily calculate their net asset values.

The Predecessor Fund will distribute the New Fund Shares it receives in the Reorganization to its shareholders.  Shareholders of record of the Predecessor Fund will be credited with New Fund Shares having an aggregate value equal to Predecessor Fund Shares that the shareholders hold of record at the effective time of the Reorganization.  At that time, the Predecessor Fund will redeem and cancel its outstanding shares and will liquidate as soon as is reasonably practicable after the Reorganization.  As soon as practicable after the liquidation and distribution of the Predecessor Fund’s assets, the Predecessor Fund will prepare and file a Form N-8F with the Securities and Exchange Commission and take such other actions as may be necessary in order to deregister the Predecessor Fund under the Investment Company Act of 1940.

The Reorganization Plan may be terminated by resolution of the Board.  Completion of the Reorganization is subject to numerous conditions set forth in the Reorganization Plan.  In connection with the transaction, the New Fund will receive a tax opinion from counsel to the effect that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes.  As such, the Reorganization will not be taxable for such purposes to the Predecessor Fund, the New Fund or the Predecessor Fund’s shareholders.

The foregoing brief summary of the Reorganization Plan is qualified in its entirety by the terms and provisions of the Reorganization Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.

Board Consideration of the Reorganization.  The proposed Reorganization arises from the desire of the Board to simplify the corporate structure of the funds that the Board oversees by eliminating FMI Common Stock Fund, Inc. as a stand-alone Wisconsin corporation, with the FMI Common Stock Fund being reorganized so that it is a series of FMI Funds, Inc.  Following the Reorganization, all of the funds that the Board oversees will be series of FMI Funds, Inc.  The Board believes that the simplified corporate structure will simplify its oversight of the funds the Board oversees and will reduce administrative expenses that arise from having two stand-alone corporations that are each registered with the Securities and

Exchange Commission and each file reports with the Securities and Exchange Commission.  In addition, the Board considered the following items in approving the Reorganization and the Reorganization Plan:

Investment Objective and Strategies

The New Fund has the same investment objective and the same investment strategies as the Predecessor Fund.

Expected Tax-Free Nature of the Reorganization

The Board considered the expected tax-free nature of the Reorganization.  If you were to redeem your investment in the Predecessor Fund and invest the proceeds in another fund or other investment product, you generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares.  By contrast, upon completion of the Reorganization, it is intended that: (1) you will not recognize a taxable gain or loss for U.S. federal income tax purposes upon your receipt of New Fund Shares; (2) you will have the same tax basis in your New Fund shares as you had in your Predecessor Fund shares for U.S. federal income tax purposes; and (3) assuming that you hold your Predecessor Fund shares as a capital asset, you will have the same holding period for your New Fund shares as you had for your Predecessor Fund shares.  As a shareholder of an open-end fund, you will continue to have the right to redeem any or all of your shares at net asset value at any time.  At that time, you generally would recognize a gain or loss for U.S. federal income tax purposes.

Expenses of the Reorganization

The Board took into consideration the agreement of Fiduciary Management to bear all of the expenses incurred by the Predecessor Fund and the New Fund that are related to the Reorganization, so that the shareholders of the Predecessor Fund and the New Fund will not bear these costs.

Performance

As part of the Reorganization, the Predecessor Fund will be reorganized into the New Fund, which was created specifically to receive the assets and assume the liabilities of the Predecessor Fund.  The New Fund will be the accounting survivor of the Reorganization, and the New Fund is expected to assume the performance history of the Predecessor Fund at the closing of the Reorganization.  The average annual total returns of the Predecessor Fund are presented in the Predecessor Fund’s prospectus.  Please remember that past performance is no guarantee of future results.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a New Fund shareholder.  It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local or foreign tax consequences of the Reorganization.  Your tax treatment may vary from the discussion below depending upon your particular situation.  In particular, this summary does not discuss all of the tax consequences that may be relevant to a shareholder who is subject to special rules, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof; a holder of New Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold New Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Neither the Predecessor Fund nor the New Fund has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction.  The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained.  You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

The obligation of the Predecessor Fund and the New Fund to consummate the Reorganization is conditioned upon their receipt of an opinion of counsel to the Predecessor Fund generally to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Code, and the Predecessor Fund and the New Fund will each be a “party to a reorganization” under Section 368(b) of the Code.  Provided that the Reorganization so qualifies and the Predecessor Fund and the New Fund are so treated, for U.S. federal income tax purposes, generally:

•	Neither the New Fund nor the Predecessor Fund will recognize any gain or loss as a result of the Reorganization.

•
A Predecessor Fund shareholder will not recognize any gain or loss as a result of the receipt of the New Fund Shares solely in exchange for such shareholder’s Predecessor Fund shares pursuant to the Reorganization.

•
A Predecessor Fund shareholder’s aggregate tax basis in the New Fund Shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Predecessor Fund shares held immediately before the Reorganization.

•
A Predecessor Fund shareholder’s holding period for the New Fund Shares received pursuant to the Reorganization will include the period during which the shareholder held Predecessor Fund shares, provided that such shareholder held Predecessor Fund shares as capital assets.

The tax opinion described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Predecessor Fund and New Fund, including representations in certificates to be delivered by the respective management of each of the Predecessor Fund and the New Fund.  Counsel rendering the opinion will not independently investigate or verify the validity of such facts, representations and assumptions, and its opinion may be jeopardized if any of these facts, representations or assumptions is incorrect in any material respect.

The Predecessor Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes timely distributions of its taxable income and gains to its shareholders and meets all other requirements imposed on regulated investment companies under Subchapter M of the Code.  A shareholder must include any such distributions in such shareholder’s taxable income.

Fees and Expenses of the Reorganization.  All external fees and expenses, including accounting expenses, legal expenses, proxy expenses, or other similar expenses that are incurred to complete the Reorganization will be borne by Fiduciary Management.  As there are no expected adjustments to the Predecessor Fund’s investment portfolio to facilitate the Reorganization, it is not expected that the Predecessor Fund will incur any brokerage expenses in connection with the Reorganization.

The Board believes that the proposal is in the best interests of Predecessor Fund shareholders, and the Board recommends that Predecessor Fund shareholders vote in favor of the proposal to approve the Reorganization and Plan of Reorganization.

OTHER MATTERS

The Board knows of no other matters that may come before the special meeting, other than the proposal as set forth above.  If any other matter properly comes before the special meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Shares Outstanding.  As of the Record Date, 43,317,650.523 shares of the Predecessor Fund were issued and outstanding and entitled to vote at the special meeting.

Share Ownership Information.  As of the Record Date, the officers and directors of the Corporation, as a group, owned less than 1% of the Predecessor Fund’s outstanding shares.  Unless otherwise noted below, as of the Record Date, no persons owned of record or are known by the Corporation to own of record or beneficially more than 5% of the Fund’s outstanding shares.

Name and Address	Percent of Fund	Nature of Ownership

National Financial Services LLC(1) FBO The Exclusive Benefit of its Customers 499 Washington Boulevard Floor 5 Jersey City, NJ 07310-2010	32.40%	Record

Charles Schwab & Co., Inc. Reinvest Account Attn. Mutual Funds 211 Main Street San Francisco, CA 94105-1905	29.46%	Record

(1)	10.24% of the shares are held for the benefit of underlying accounts for which National Financial Services may have voting or investment power.

Proxies.  Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy.  You can do this in one of three ways.  You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-800-581-3783; or you may vote by Internet in accordance with the instructions noted on the enclosed proxy card.  Your shares will be voted as you instruct.  If no choice is indicated, your shares will be voted FOR the proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting.  Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person.  A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card.  If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof.  Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

Quorum.  A quorum must be present at the meeting for the transaction of business.  A majority of the Fund’s shares outstanding and entitled to vote, represented in person or by proxy, constitutes a quorum at all meetings of shareholders.  Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote), if any, will be treated as shares present for purposes of determining the quorum but do not represent votes cast for the proposal.  In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to a later date to permit further solicitation of votes.  Any such adjournment will require the affirmative vote of a majority of shares voting on the adjournment.  When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of the proposals in favor of adjournment and will vote all proxies required to be voted AGAINST the proposals against adjournment.

Required Vote.  In order for the Reorganization Plan to be approved, it must be approved by the holders of a “majority of the outstanding voting securities” of the Predecessor Fund.  The term “majority of the outstanding voting securities,” as defined in the Investment Company Act of 1940 and as used in this Proxy Statement, means:  the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Predecessor Fund present at the meeting or represented by proxy if more than 50% of the outstanding voting securities of the Predecessor Fund are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of the Predecessor Fund.  Abstentions and broker non-votes will have the effect of a “no” vote on the proposal.

If sufficient votes are not obtained to approve the proposal, the Board will consider what further action to take, including adjourning the special meeting and making a reasonable effort to solicit support with respect to the proposal.  If, after additional proxy solicitation, the proposal is not approved, the Board will consider what other action is appropriate and in the best interests of shareholders.  For purposes of voting on a proposal to adjourn the meeting, abstentions and broker non-votes will have no effect on the vote.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Corporation primarily by mail.  The solicitation may also include telephone, facsimile, Internet or oral communication by certain officers or employees of the Corporation, the Predecessor Fund or Fiduciary Management, who will not be paid for these services.  In addition, proxy solicitation may be conducted by AST Solutions, which will be paid approximately $40,000 and will be reimbursed for its related expenses.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction.

Fiduciary Management will bear the costs of the special meeting, including legal costs, printing and mailing costs and the costs of the solicitation of proxies.  Fiduciary Management will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Fund.  The Fund estimates that the total expenditures relating to the solicitation of proxies will be approximately $125,000.

No Appraisal Rights.  A shareholder of the Predecessor Fund who objects to the Reorganization will not be entitled to demand payment for, or an appraisal of, his or her shares.  However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for U.S. federal income tax purposes.  If the Reorganization is consummated, shareholders will be free to redeem shares of the New Fund that they receive in the Reorganization at their then-current net asset value.  Shareholders of the Predecessor Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

Additional Information.  The following additional information about the Predecessor Fund has been filed with the SEC and is incorporated by reference into this Proxy Statement:

•
Semi-Annual Report to Shareholders of the Predecessor Fund for the period ended March 31, 2013 and Annual Report to Shareholders of the Predecessor Fund for the fiscal year ended September 30, 2012, including the audited financial statements therein; and

•	Prospectus, Summary Prospectus and SAI for the Predecessor Fund, each dated January 31, 2013.

You may obtain a free copy of these documents, request other information or make general inquiries about the Predecessor Fund by calling the Corporation at 1-800-811-5311 (toll-free), by visiting http://www.fmifunds.com, or by writing to:

FMI Common Stock Fund, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

You also may view or obtain these documents from the SEC:

In Person:              At the SEC’s Public Reference Room in Washington, D.C.

By Phone:              (202) 551-8090

By Mail:                 Public Reference Room
                                Securities and Exchange Commission
                                100 F Street, NE
                                Washington, DC 20002

By Email:                publicinfo@sec.gov

Householding.  The SEC has adopted rules that permit investment companies, such as the Corporation, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Predecessor Fund and its shareholders.  If you participate in householding and unless the Predecessor Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address.  If you need additional copies, do not want your mailings to be householded or would like your mailings householded in the future, please call 1-800-811-5311 or write to us at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202.  Copies of this Proxy Statement will be delivered to you promptly upon oral or written request.

Copies of the Predecessor Fund’s most recent annual and semi-annual reports are available without charge upon request to the Predecessor Fund at 100 East Wisconsin

Avenue, Suite 2200, Milwaukee, WI 53202, on the Predecessor Fund’s website at www.fmifunds.com, or by calling USBFS, toll-free, at 1-800-811-5311.

FUTURE MEETINGS; AND SHAREHOLDER PROPOSALS

The Corporation is generally not required to hold annual meetings of shareholders and the Corporation generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the Investment Company Act of 1940 or the Corporation’s articles of incorporation and bylaws.  By observing this policy, the Corporation seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Corporation hereafter called, whether pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 or otherwise, should send the proposal to the Secretary of the Corporation at the Corporation’s principal offices within a reasonable time before the solicitation of the proxies for such meeting.  Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Wisconsin law.

By Order of the Board of Directors,

/s/John S. Brandser

John S. Brandser
Secretary

Milwaukee, Wisconsin
October 11, 2013

ANNEX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this ____ day of _______, 2013, by and between FMI Common Stock Fund, Inc., a Wisconsin corporation (“FMI Common Stock Company”), on behalf of its series FMI Common Stock Fund (“Common Stock Fund”), and FMI Funds, Inc., a Maryland corporation (“FMI Company”), on behalf of its new series FMI Common Stock Fund (“New Fund”).

RECITALS

WHEREAS, FMI Common Stock Company and FMI Company are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;

WHEREAS, shares of Common Stock Fund (“Common Stock Fund Shares”) are offered by FMI Common Stock Company, and shares of New Fund (“New Fund Shares”) are offered by FMI Company;

WHEREAS, FMI Common Stock Company and FMI Company desire to provide for the reorganization of Common Stock Fund through the acquisition by New Fund of all of the assets of Common Stock Fund in exchange for New Fund Shares in the manner set forth herein and New Fund’s assumption of all of the liabilities of Common Stock Fund; and

WHEREAS, it is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.            Definitions.

1.1           The term “1933 Act” shall mean the Securities Act of 1933, as amended.

1.2           The term “Agreement” shall mean this Agreement and Plan of Reorganization.

1.3           The term “Assumed Liabilities” shall mean all liabilities, expenses, costs, charges and payables of Common Stock Fund as of the Close of Trading on the New York Stock Exchange on the Valuation Date.

1.4           The term “Business Day” shall mean any day that is not a Saturday or Sunday and that the New York Stock Exchange is open.

1.5           The term “Close of Trading on the NYSE” shall mean the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern time.

1.6           The term “Closing” shall mean the closing of the transaction contemplated by this Agreement.

1.7           The term “Closing Date” shall mean the first Monday following receipt of all necessary regulatory approvals or such other date as may be agreed by the parties on which the Closing is to take place.

1.8           The term “Custodian” shall mean US Bank National Association.

1.9           The term “Delivery Date” shall mean the date contemplated by Section 3.3 of this Agreement.

1.10           The term “Form N-1A Registration Statement” shall mean, collectively, the registration statement, as amended, on Form N-1A of FMI Common Stock Company and FMI Company with respect to the Funds in effect on the date hereof or on the Closing Date, as the context may require.

1.11           The term “NYSE” shall mean the New York Stock Exchange.

1.12           The term “Valuation Date” shall mean the day of the Closing Date.

2.            Transfer and Exchange of Assets.

2.1           Reorganization of Common Stock Fund.   At the Closing, FMI Common Stock Company shall transfer all of the assets of Common Stock Fund and assign all Assumed Liabilities to New Fund, and New Fund shall acquire such assets and shall assume such Assumed Liabilities upon delivery by New Fund to Common Stock Fund on the Closing Date of New Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets so transferred, assigned and delivered, less the Assumed Liabilities, all determined and adjusted as provided in Section 2.2. Upon delivery of the assets, New Fund will receive good and marketable title thereto free and clear of all liens.

2.2           Computation of Net Asset Value.  The net asset value per share of the New Fund Shares and the net value of the assets of Common Stock Fund subject to this Agreement shall, in each case, be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The net asset value of the New Fund Shares shall be computed in the manner set forth in the Form N-1A Registration Statement.

In determining the value of the assets transferred by Common Stock Fund to New Fund, such assets shall be priced in accordance with the policies and procedures described in the Form N-1A Registration Statement.

3.            Closing Date, Valuation Date and Delivery.

3.1           Closing Date.  The Closing shall be at the offices of FMI Common Stock Company and FMI Company.  All acts taking place at the Closing shall be deemed to take place simultaneously, immediately after the close of business on the Closing Date unless otherwise agreed in writing by the parties.

3.2           Valuation Date.  Pursuant to Section 2.2, the net value of the assets of Common Stock Fund and the net asset value per share of New Fund shall be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date.  The stock transfer books of FMI Common Stock Company with respect to Common Stock Fund will be permanently closed, and sales of Common Stock Fund Shares shall be suspended, as of the close of business of FMI Common Stock Company on the Valuation Date.  Redemption requests thereafter received by FMI Common Stock Company with respect to Common Stock Fund shall be deemed to be redemption requests for New Fund Shares to be distributed to shareholders of Common Stock Fund under this Agreement provided that the transactions contemplated by this Agreement are consummated.

In the event that trading on the NYSE or on another exchange or market on which securities held by the Funds are traded shall be disrupted on the Valuation Date so that accurate appraisal of the net assets of Common Stock Fund to be transferred hereunder or the assets of New Fund is impracticable, the Valuation Date shall be postponed until the first Business Day after the day on which trading on such exchange or in such market shall have been resumed without disruption.  In such event, the Closing Date shall be postponed until one Business Day after the Valuation Date.

3.3           Delivery of Assets.  After the close of business on the Valuation Date, FMI Common Stock Company shall issue instructions providing for the delivery of all assets of Common Stock Fund to the Custodian to be held for the account of New Fund, effective as of the Closing.

4.            Common Stock Fund Distributions and Termination.

As soon as reasonably practicable after the Closing Date, FMI Common Stock Company shall pay or make provisions for the payment of all of the debts and taxes of Common Stock Fund and distribute all remaining assets, if any, to shareholders of Common Stock Fund, and Common Stock Fund shall thereafter be terminated under Wisconsin law.

At, or as soon as may be practicable following the Closing Date, FMI Common Stock Company on behalf of Common Stock Fund shall distribute the New Fund Shares it received from the New Fund to the shareholders of the Common Stock Fund and shall instruct New Fund as to the amount of the pro rata interest of each of Common Stock Fund’s shareholders as of the close of business on the Valuation Date (such shareholders to be certified as such by the transfer agent for FMI Common Stock Company), to be registered on the books of New Fund, in full and fractional New Fund Shares, in the name of each such shareholder, and New Fund agrees promptly to transfer the New Fund Shares then credited to the account of Common Stock Fund on the books of New Fund to open accounts on the share records of New Fund in the names of

Common Stock Fund shareholders in accordance with said instruction.  All issued and outstanding Common Stock Fund Shares shall thereupon be canceled on the books of FMI Common Stock Company.

New Fund shall have no obligation to inquire as to the correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. As soon as reasonably practicable, but in all events within six months after the Closing Date, the status of Common Stock Fund as a designated series of shares of FMI Common Stock Company shall be terminated, provided, however, that such termination shall not be required if this reorganization is not consummated.

5.            Liabilities and Expenses.

New Fund shall acquire all liabilities of Common Stock Fund, whether known or unknown, or contingent or determined.  FMI Common Stock Company will discharge all known liabilities of Common Stock Fund, so far as may be possible, prior to the Closing Date.  Common Stock Fund and New Fund shall bear their respective expenses, in connection with carrying out this Agreement.

6.            Conditions Precedent to Closing.

The obligations of the parties hereto shall be conditioned on the following:

6.1           Pending or Threatened Proceedings.  On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

6.2           Registration Statement.  The FMI Company Form N-1A Registration Statement, as amended to add the New Fund, shall have become effective under the 1933 Act; no stop orders suspending the effectiveness of such FMI Company N-1A Registration Statement shall have been issued; and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.3           Shareholder Approval.  The shareholders of Common Stock Fund shall have approved the reorganization.

6.4           State Securities Laws.  The parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

6.5           Performance of Covenants.  Each party shall have performed and complied in all material respects with each of the agreements and covenants required by this Agreement to be performed or complied with by each such party prior to or at the Valuation Date and the Closing Date.

6.6           Lawful Sale of Shares.  On the Closing Date, New Fund Shares to be issued pursuant to Section 2.1 of this Agreement will be duly authorized, duly and validly issued and outstanding, and fully paid and non-assessable by FMI Company, and conform in all substantial respects to the description thereof contained in the FMI Company Form N-1A Registration Statement, as amended, and the New Fund Shares to be issued pursuant to paragraph 2.1 of this Agreement will be duly registered under the 1933 Act by the FMI Company Form N-1A Registration Statement, as amended, and will be offered and sold in compliance with all applicable state securities laws.

6.7           Documentation and Other Actions.  FMI Common Stock Company and FMI Company shall have executed such documents and shall have taken such other actions, if any, as reasonable requested to fully effectuate the transactions contemplated hereby.

6.8           Tax Opinion.  FMI Common Stock Company, on behalf of Common Stock Fund, and FMI Company, on behalf of New Fund, shall have each received an opinion of Foley & Lardner LLP, legal counsel to FMI Company (“Counsel”), as to the federal income tax consequences mentioned below.  In rendering such opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, and on officers’ certificates and certificates of public officials if Counsel so requests.  The opinion shall be substantially to the effect that for federal income tax purposes:

(a)           the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and Common Stock Fund and New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)           no gain or loss will be recognized by New Fund upon its receipt of the assets of Common Stock Fund in exchange for the New Fund Shares and the assumption by New Fund of the Assumed Liabilities of Common Stock Fund pursuant to this Agreement;

(c)           the aggregate tax basis of the assets transferred by Common Stock Fund to New Fund in the Reorganization will be the same as the aggregate tax basis of such assets in the hands of Common Stock Fund immediately prior to the transfer, and the holding periods of such assets in the hands of New Fund will include the periods during which such assets were held by Common Stock Fund;

(d)           no gain or loss will be recognized by Common Stock Fund upon the transfer of all its assets to New Fund in exchange for the New Fund Shares and the assumption by New Fund of the Assumed Liabilities of Common Stock Fund, or upon the distribution of the New Fund Shares by Common Stock Fund to its shareholders solely in exchange for such shareholders’ shares of Common Stock Fund in complete liquidation and termination of Common Stock Fund;

(e)           no gain or loss will be recognized by Common Stock Fund’s shareholders upon the receipt of the New Fund Shares solely in exchange for such shareholders’ shares of Common Stock Fund in complete liquidation and termination of Common Stock Fund;

(f)           the aggregate tax basis of the New Fund Shares received by a shareholder of Common Stock Fund in connection with the Reorganization will be the same as the aggregate tax basis of the shareholder’s shares of Common Stock Fund immediately before the Reorganization, and the holding period of the New Fund Shares will include the period during which such shareholder held shares of Common Stock Fund (provided the shareholder held the shares of Common Stock Fund as capital assets);

(g)           New Fund will succeed to and take into account the items of Common Stock Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder; and

(h)           the taxable year of Common Stock Fund will not end as a result of the Reorganization, and the portion of the taxable year of Common Stock Fund before the Reorganization and the portion of the taxable year of New Fund after the Reorganization will constitute a single taxable year of New Fund.

7.            Termination.

This Agreement may be terminated by either party upon the giving of written notice to the other.  In the event of termination of this Agreement pursuant to this provision, neither party (nor its officers, Directors or shareholders) shall have any liability to the other.

8.            Miscellaneous.

This Agreement shall be governed by, construed and enforced in accordance with the laws of the Wisconsin.  FMI Common Stock Company and FMI Company represent that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.  FMI Common Stock Company and FMI Company represent that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.  The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original.  Whenever used herein, the use of any gender shall include all genders.  In the event that any provision of this Agreement is unenforceable at law or in equity, the remainder of the Agreement shall remain in full force and effect.

9.            Publicity.

Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as FMI Common Stock Company and FMI Company shall determine.

10.          Amendments.

At any time (i) the parties hereto may, by written agreement and without shareholder approval, amend any of the provisions of this Agreement, and (ii) either party may waive without such approval any default by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing). The failure of a party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

* * *

[Signatures follow on the next page.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

FMI Funds, Inc., for itself and on behalf of the FMI Common Stock Fund	FMI Common Stock Fund, Inc., for itself and on behalf of the FMI Common Stock Fund

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy voting number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-884-4969 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	12345678910

FMI Common Stock Fund

Sole series of FMI Common Stock Fund, Inc.
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2013

The undersigned constitutes and appoints Ted D. Kellner and John S. Brandser, and each of them singularly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of the FMI Common Stock Fund held of record by the undersigned on October 2, 2013, as designated below, at the Special Meeting of Shareholders of the FMI Common Stock Fund at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, on Monday, November 25, 2013, at 10:00 a.m. (Central Time), and at any adjournments or postponements thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-884-4969.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 25, 2013.  The proxy statement for this meeting is available at:

http://www.fiduciarymgt.com/fmifunds/2013proxy/specialmeeting_fmimx

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FMI Common Stock Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy.  If stock is issued in the name of two or more persons, each should sign the proxy.  If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Directors of FMI Common Stock Fund, Inc.  When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF DIRECTORS OF FMI COMMON STOCK FUND, INC. RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

	FOR	AGAINST	ABSTAIN

1.
Approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the FMI Common Stock Fund to a new series of FMI Funds, Inc. known as the FMI Common Stock Fund (referred to as the New Fund), in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the FMI Common Stock Fund to its shareholders in complete liquidation of the FMI Common Stock Fund.
	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]